Retail | Fidelity Cash Reserves
Supplement to the
Fidelity® Cash Reserves and Fidelity U.S. Government Reserves
January 29, 2015
Prospectus

The Board of Trustees has approved, subject to shareholder approval, a proposal to modify Fidelity Cash Reserves' fundamental concentration policy so that the fund would be prohibited from investing more than 25% of its total assets in the financial services industry. A meeting of shareholders of Fidelity Cash Reserves will be held on May 12, 2015, to vote on this proposal. If approved by shareholders, the fund will make other changes necessary to operate as a government money market fund, including (ii) adopting a principal investment strategy to normally invest at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully and (ii) changing its name to "Fidelity Government Cash Reserves." If approved, the fund currently anticipates that these changes will take effect in the fourth quarter of 2015.

Effective May 31, 2015, Fidelity U.S. Government Reserves' principal investment strategies as set forth in the "Fund Summary" and "Fund Basics" sections of the prospectus are revised so that the Adviser normally invests at least 99.5% of the fund's total assets in cash, U.S. Government securities and/or repurchase agreements that are collateralized fully. This policy is subject to change only upon 60 days' prior notice to shareholders.